UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2003

Motorcar Parts & Accessories, Inc.

(Exact name of registrant as specified in its charter)

New York	0-23538	11-2153962

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2929 California Street, Torrance, CA	90503

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure (the following discussion is provided under “Item 12. Results of Operations and Financial Condition”).
SIGNATURES
EX-99.1

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 27, 2003.

Item 9. Regulation FD Disclosure (the following discussion is provided under
“Item 12. Results of Operations and Financial Condition”).

     In accordance with SEC Release No. 33-8216, the information in this Form 8-K and Exhibit 99.1 attached hereto required to be furnished under “Item 12. Results of Operations and Financial Condition” is furnished under “Item 9. Regulation FD Disclosure.”

     On June 27, 2003, Registrant issued a press release setting forth its earnings for its fiscal year ended March 31, 2003. The press release is incorporated herein to this Form 8-K by reference and a copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS & ACCESSORIES, INC.

/s/ CHARLES YEAGLEY
Charles Yeagley
Date: June 27, 2003	Chief Financial Officer